UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

z
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 16, 2019

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10587 Double R Boulevard

Suite 100

Reno, Nevada 89521

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
2.75% Senior Notes Due 2022	DE22B	New York Stock Exchange

Items 2.02 and 8.01	Results of Operations and Financial Condition and Other Events.

	Third Quarter			Year to Date
$ in millions	2019	2018	% Change	2019	2018	% Change
Revenue	$742	$661	12%	$2,106	$1,864	13%
Net income	$145	$120	21%	$351	$639	-45%

Ending portfolio balance				$38,625	$35,633	8%

Prior-year results for the third quarter and year to date included a favorable provision for income taxes associated with tax reform. Results for the current quarter and first nine months included income from a higher average portfolio and favorable discrete adjustments to the provision for income taxes, partially offset by less-favorable financing spreads and higher losses on operating-lease residual values.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

		(99.1)	Press release and supplemental financial information of Deere & Company (Filed herewith)

Items 2.02 and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith).

The schedules of Deere & Company Other Financial Information (Exhibit 99.2) and Third Quarter 2019 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 16, 2019, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Exhibit Index

Number and Description of Exhibit

(99.1)

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Item 9.01 of Deere & Company’s Current Report on Form 8-K dated August 16, 2019, file number (1-4121)). (Filed herewith)

(99.2)

Other Financial Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 16, 2019, file number (1-4121)). (Furnished herewith)

(99.3)

Third Quarter 2019 Earnings Conference Call Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 16, 2019, file number (1-4121)). (Furnished herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Todd E. Davies
Todd E. Davies Secretary
Dated: August 16, 2019